                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Green Tree Financial Corporation:

  We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the Registration Statement.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 20, 1996